PROMISSORY NOTE


$50,000.00                                             Long Beach, California
                                                       June 24th, 1996



UPON DEMAND, for value received, Natural Gas Vehicle Systems, Inc., a Delaware corporation, whose address is 5580 Cherry Avenue, Long Beach, California 90805 (the "Maker") promises to pay to the order of Clock Spring Company, whose address is 14107 Interdrive West, Houston, Texas 77032-3326, the principal sum of FIFTY THOUSAND and 00/100 DOLLARS ($50,000) together with interest thereon at the rate of prime plus 3% per annum.

     Maker waives presentment, notice of dishonor, protest and notice of protest. If Maker fails to make timely payments required by this Promissory Note, Maker shall pay costs of collection and reasonable attorney's fees.


                                        NATURAL GAS VEHICLE SYSTEMS, INC.

                                        By:  /s/Martin B. Richards
                                             --------------------------------
                                             Name:  Martin B. Richards
                                             Title: Chief Financial Officer